CULLEN FUNDS TRUST

(the “Trust”)

Cullen High Dividend Equity Fund

Cullen International High Dividend Fund

Cullen Small Cap Value Fund

Cullen Value Fund

Cullen Emerging Markets High Dividend Fund

(together, the “Funds”)

Supplement dated April 14, 2014 to

Prospectus dated October 28, 2013

This supplement provides important information about the Trust. It should be read in conjunction with the Prospectus. This supplement relates only to the Cullen High Dividend Equity Fund (the “High Dividend Fund”) and the Cullen Value Fund (the “Value Fund”).

John C. Gould, the co-portfolio manager of each of the High Dividend Fund and the Value Fund, unexpectedly passed away on April 11, 2014.

Accordingly, effective April 14, 2014, Mr. Gould is no longer a co-portfolio manager of each of the High Dividend Fund and the Value Fund. All references to Mr. Gould as a portfolio manager of the High Dividend Fund and the Value Fund are deleted.

Effective April 14, 2014, Jennifer Chang, who is also Director of Research at Cullen Capital Management LLC, has been promoted to co-portfolio manager of each of the High Dividend Fund and the Value Fund. Ms. Chang obtained her B.S. from Rice University in 1999 and her MBA from the University of Pennsylvania’s Wharton School of Business in 2004. Ms. Chang joined the Adviser in 2006.

James P. Cullen will continue to be co-portfolio manager of each of the Funds, including the High Dividend Fund and the Value Fund.

There are no other changes to the management of the Funds other than as described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE